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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)        September 8, 2000
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                           EDUTREK INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


Georgia                           0-23021                   58-2255472
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(State or other jurisdiction     (Commission File Number)  (IRS Employer
 of incorporation)                                          Identification No.)


500 Embassy Row, 6600 Peachtree Dunwoody Road, Atlanta, Georgia       30328
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code       (404) 965-8000
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                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On September 12, 2000, the Company issued a press release announcing that it had received a capital infusion of $2.5 million from four investors, including Steve Bostic, the Company's Chairman and Chief Executive Officer. The press release also described an amendment to the Company's bank credit facility. A copy of the press release is filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements:  None
(b)      Pro Forma Financial Statements:  None
(c)      Exhibits.  The following exhibits are filed with this Report:

         10.5.8 - Eighth Amendment to Credit Agreement dated September 11, 2000 between the Company and First Union National Bank
         99.1 - Press Release of the Registrant (September 12, 2000)


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EDUTREK INTERNATIONAL, INC.



                                      By:    /s/ Steve Bostic
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                                          Name:  Steve Bostic
                                          Title: Chairman and Chief Executive
                                                 Officer


Dated: September 13, 2000


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